DRIVING ASSET-LIGHT GROWTH INVESTOR MEETING March 5, 2019 HOTEL MARTINEZ Exhibit 99.1

WELCOME & OPENING REMARKS BRAD O’BRYAN Treasurer and Senior Vice President, Investor Relations & Corporate Finance HYATT PLACE PHUKET PATONG DRIVING ASSET-LIGHT GROWTH

Disclaimers FORWARD-LOOKING STATEMENTS Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, outlook, occupancy, ADR and growth trends, market share, the number of properties we expect to open in the future, the amount by which the Company intends to reduce its real estate asset base and the anticipated timeframe for such asset dispositions, our expected adjusted SG&A expense, our estimated comparable system-wide RevPAR growth, our estimated Adjusted EBITDA growth, maintenance and enhancement to existing properties capital expenditures, investments in new properties capital expenditures, depreciation and amortization expense and interest expense estimates, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate ("ADR"); limited visibility with respect to future bookings; loss of key personnel; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases or fear of such outbreaks; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans and common stock repurchase program and other forms of shareholder capital return, including the risk that our common stock repurchase program could increase volatility and fail to enhance shareholder value; our intention to pay a quarterly cash dividend and the amounts thereof, if any; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions, and our ability to successfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law;  the impact of changes in the tax code as a result of the Tax Cuts and Jobs Act of 2017 and uncertainty as to how some of those changes may be applied; increases in interest rates and operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business; and other risks discussed in the Company's filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation includes references to certain financial measures, each identified with the symbol“†”, that are not calculated or presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. For how we define the non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure, please refer to the Appendix at the end of this presentation. ACCOUNTING STANDARDS UPDATE (ASU 2014-09) REVENUE FROM CONTRACTS WITH CUSTOMERS Reported financial results referenced in this presentation for years 2015 and prior do not reflect the adoption of the new revenue recognition standards that went into effect in 2018. For additional information regarding these changes, please refer to the discussion of these changes in the Appendix at the end of this presentation and our most recent form 10-K and form 10-Q filings. DRIVING ASSET-LIGHT GROWTH

PARK HYATT ABU DHABI MARK HOPLAMAZIAN President & Chief Executive Officer Driving Industry-Leading Growth MARK VONDRASEK Chief Commercial Officer Personalizing the Guest and Customer Experience BREAK Snacks and Refreshments JOAN BOTTARINI Chief Financial Officer Transforming the Earnings Profile TOM PRITZKER Executive Chairman of the Board Chairman’s Remarks Q & A Session Moderated by Mark Hoplamazian OVERVIEW OF AGENDA DRIVING ASSET-LIGHT GROWTH

DRIVING ASSET-LIGHT GROWTH HOTEL MARTINEZ

MIRAVAL AUSTIN MARK HOPLAMAZIAN President & Chief Executive Officer DRIVING ASSET-LIGHT GROWTH

1 Driving Industry-Leading Growth 2 Personalizing the Guest and Customer Experience 3 Transforming the Earnings Profile Key Messages DRIVING ASSET-LIGHT GROWTH

PARK HYATT MALLORCA DRIVING INDUSTRY-LEADING GROWTH DRIVING ASSET-LIGHT GROWTH

We care for people so they can be their best HYATT REGENCY LONDON – THE CHURCHILL OUR PURPOSE DRIVING ASSET-LIGHT GROWTH

The House of Hyatt: Integrating Strategy with Execution OUR VISION: A world of understanding and care OUR MISSION: We deliver distinctive experiences for our guests OUR PURPOSE: We care for people so they can be their best INTEGRATE NEW GROWTH PLATFORMS MAXIMIZE OUR CORE BUSINESS OPTIMIZE CAPITAL DEPLOYMENT OUR STRATEGY TO CREATE VALUE FOR COLLEAGUES, GUESTS, OWNERS AND SHAREHOLDERS OUR PLAN TO EXECUTE OUR STRATEGY CULTIVATE the Best People and Evolve the Culture DRIVE Guest and Customer Personalization OPERATE with Excellence GROW with Intent DRIVING ASSET-LIGHT GROWTH

Maximizing Our Core Business 11 HYATT ZILARA CANCUN DRIVING ASSET-LIGHT GROWTH

High-quality, differentiated brands and experiences that command a premium and drive frequency with consumers Superior hotel economics that attract owners and drive development Maximizing Our Core Business Drives Brand Enterprise Evolution Measured by Net rooms growth Margin expansion RevPAR growth OUR CORE BUSINESS MAXIMIZE DRIVING ASSET-LIGHT GROWTH

System-wide RevPAR Index1 Change in bps Hyatt’s system has gained market share for five consecutive years +380 bps 2014 2018 Hyatt’s Brands Have Consistently Gained Share 1 Please refer to the Appendix for the Company’s definition of RevPAR Index. DRIVING ASSET-LIGHT GROWTH

Hotel Productivity1 +2.3% Margins Driven by Hotel-Level Initiatives Hours Per Occupied Room1 Food & Beverage Margin % Margin Enhancing Initiatives Labor scheduling “best practices” Food & Beverage initiatives including changes in room service, food outlets, and hours of operation Driving ancillary revenues, including upsell of room type upon guest check-in 1All data represents results at comparable owned & leased hotels. Hotel productivity, as measured by “Hours Per Occupied Room” (HPOR), is calculated as total number of hours worked divided by total number of rooms sold at comparable owned & leased properties for the period of 2013-2018. DRIVING ASSET-LIGHT GROWTH

Driving Hotel Economics Hyatt Regency Mexico City Acquired in 2012 for $190M and completed $36M renovation Implemented revenue management practices and sales tactics to increase group mix Increased O&L margins by 1400 bps and RevPAR Index by 800 bps from 2014 to time of disposition in late 2018 Sold in 2018 for $365M1 Hyatt Regency Orlando Increased group mix, particularly higher-spending business groups, resulting in increased banquet profitability From 2014, our first full year as owner and operator, to 2018 Hyatt increased O&L margins by 690 bps Improved RevPAR Index by 840 bps over same timeframe Hyatt Regency Lake Tahoe Improved labor productivity by 11% from 2014 to 2018 through implementation of scheduling best practices and restructuring of F&B Increased revenue from ancillary areas by 50% driven by stronger resort fees and parking revenue Revamped pricing strategies of premium room types contributing to ADR growth Improved O&L margins 940 bps from 2014 to 2018 1 Excludes $40 million allocated to the undeveloped land for Park Hyatt Mexico City. Owned & Leased margins reflect comparable margins at Owned & Leased hotels. Please refer to the Appendix for the Company’s definition of RevPAR Index. DRIVING ASSET-LIGHT GROWTH

Net Rooms Growth Hyatt’s Leading Net Rooms Growth HYATT hilton marriott HYATT hilton marriott 1 Excluding the Two Roads acquisition, Hyatt’s net rooms grew 7.2% in 2018. Source: Company public filings. DRIVING ASSET-LIGHT GROWTH

Robust Pipeline Reflects Owner Preference Total Pipeline = Estimated1 Management & Franchise Fees of +$240M Rooms Pipeline Growth Projected System-wide Rooms 14.2% CAGR 1The Company’s forecast is based on a total management & franchise fee estimate that reflects all stabilized fees for any pipeline hotels opened in 2019 and beyond. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. ~ ~ ~ DRIVING ASSET-LIGHT GROWTH

Pipeline Reflects Significant Managed & Franchise Mix Existing Rooms Pipeline Rooms Illustrative System Existing Rooms data as of 12/31/2018. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. O&L Managed Franchised DRIVING ASSET-LIGHT GROWTH

Pipeline Reflects Significant International Shift Existing Rooms Pipeline Rooms Illustrative System EAME/SWA AMERICAS ASPAC Existing Rooms data as of 12/31/2018. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. DRIVING ASSET-LIGHT GROWTH

Source: Smith Travel Research. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Hyatt Has Significant Runway for Growth Nashville London Shanghai # of hotels # of hotels # of hotels Hyatt Existing Hyatt Pipeline Hilton IHG Marriott DRIVING ASSET-LIGHT GROWTH

PARK HYATT VIENNA INTEGRATING NEW GROWTH PLATFORMS DRIVING ASSET-LIGHT GROWTH

HOTEL 50 BOWERY + DRIVING ASSET-LIGHT GROWTH

Two Roads Hospitality LLC Transaction Overview

HIGHLIGHTS

- Asset-light acquisition
- Five lifestyle hotel brands
- 65 hotel properties (~12,000 rooms)
- 10 condominium ownership properties (~1,500 units)
- 35 properties (~5,000 rooms) in executed pipeline

FINANCIAL IMPACT

- Purchase price of $405 million
- Potential additional consideration of up to $104 million, $36 million of which was remitted at closing[1]
- Earnings expected to be accretive in 2019, after one-time costs
- Attractive valuation given growth and synergies
- Significant embedded growth potential

[1] Potential consideration includes up to an additional $68 million based on certain conditions as disclosed in the Company's Form 10-K.

The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

DRIVING ASSET-LIGHT GROWTH

23

1 Addition of unique brands; established Lifestyle division 2 Expanded market coverage to serve complementary customer base 3 Accretive and growing pipeline TWO ROADS Acquisition Dimensions of Value DRIVING ASSET-LIGHT GROWTH

New Brands at a Glance BRAND PERSONALITY PROPERTY COUNT CHAIN SCALE To craft rare and intimate life experiences 17 Upper Upscale To share & discover the soul of each unique resort destination 24 Luxury To evoke thought through in-the-know perspectives 9 Luxury To inspire playful travel through neighborhood connections 14 Upper Upscale L'AUBERGE DEL MAR CALIFORNIA ALILA SEMINYAK THOMPSON SEATTLE HOTEL 50 BOWERY Data as of 12/31/2018. Chain scales are defined by Smith Travel Research. DRIVING ASSET-LIGHT GROWTH

Our Brands TIMELESS PORTFOLIO BOUNDLESS PORTFOLIO INDEPENDENT PORTFOLIO DRIVING ASSET-LIGHT GROWTH

1 Addition of unique brands; established Lifestyle division 2 Expanded market coverage to serve complementary customer base 3 Accretive and growing pipeline TWO ROADS Acquisition Dimensions of Value DRIVING ASSET-LIGHT GROWTH

Focused on High-End Travelers 2018 System-wide Average Daily Rate (ADR) 1 1Two Roads system-wide average daily rate (“ADR”) reflects an estimate for all hotel properties included in acquisition. The acquisition of Two Roads closed on 11/30/2018. DRIVING ASSET-LIGHT GROWTH

Collective Opportunities Across Brand Portfolio Incentive group business: opportunity to provide more locations to existing group customers in order to hold incentive meetings for top performing colleagues Resort offerings: opportunity to provide more places for our top loyalty members to stay Group rotations: increased resort presence gives more options to groups that want to hold events at these locations Opportunity for Meaningful Growth GRAND HYATT KAUAI DRIVING ASSET-LIGHT GROWTH

Americas EAME / SW Asia ASPAC Two Roads Expands Market Coverage Increased presence with 23 new properties located in 20 new markets Thompson Zihuatanejo Wild Dunes Resort The Lodge at Spruce Peak The Cliff House Resort & Spa Skamania Lodge Hotel Avante Sunriver Resort L’Auberge de Sedona Orchards Inn Alila Diwa Goa Alila Fort Bishangharh Alila Jabal Akdhar Alila Manggis Alila Seminyak Alila Ubud Alila Villas Uluwatu Alila Solo Alila Jakarta Alila Villas Koh Russey Alila Wuzhen Alila Yangshuo Alila Anji Suncadia Resort DRIVING ASSET-LIGHT GROWTH

1 Addition of unique brands; established Lifestyle division 2 Expanded market coverage to serve complementary customer base 3 Accretive and growing pipeline TWO ROADS Acquisition Dimensions of Value DRIVING ASSET-LIGHT GROWTH

Two Roads Offers a Meaningful Pipeline Accretive and Growing Pipeline Current Pipeline LOI Stage Late-Stage Discussions # Hotels: 35 ~15 >40 # Rooms: 5,000 ~2,000 >7,000 LOI Stage and late stage Two Roads branded pipeline deals are subject to change. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Data as of 12/31/2018. DRIVING ASSET-LIGHT GROWTH

Enhancing Performance Opportunity to Drive Owner Preference Hyatt’s U.S. managed resorts on average: Hyatt U.S. Managed Resorts vs Operate at +500 bps overall margin premiums Are ~9% more labor efficient1 Operate at 10-15 point RevPAR Index2 premiums 1 Labor efficiency, as measured by “Hours Per Occupied Room” (HPOR), is calculated as total number of hours worked divided by total number of rooms sold. 2 Please refer to the Appendix for the Company’s definition of RevPAR Index. DRIVING ASSET-LIGHT GROWTH

Driving Continued Growth 32 ANDAZ SINGAPORE DRIVING ASSET-LIGHT GROWTH

Criteria for Future Growth Investments Complementary or adjacent customer base Significant embedded and prospective growth Fee-based earnings Other Considerations Expands geographic footprint Offers compelling guest experience Opportunity For Meaningful Growth PARK HYATT CHICAGO DRIVING ASSET-LIGHT GROWTH

GRAND HYATT HONG KONG DRIVING ASSET-LIGHT GROWTH

PARK HYATT CHICAGO PERSONALIZING THE GUEST AND CUSTOMER EXPERIENCE MARK VONDRASEK Chief Commercial Officer DRIVING ASSET-LIGHT GROWTH

Heightened Focus OUR VISION: A world of understanding and care OUR MISSION: We deliver distinctive experiences for our guests OUR PURPOSE: We care for people so they can be their best INTEGRATE NEW GROWTH PLATFORMS MAXIMIZE OUR CORE BUSINESS OPTIMIZE CAPITAL DEPLOYMENT OUR PLAN TO EXECUTE OUR STRATEGY CULTIVATE the Best People and Evolve the Culture DRIVE Guest and Customer Personalization OPERATE with Excellence GROW with Intent OUR STRATEGY TO CREATE VALUE FOR COLLEAGUES, GUESTS, OWNERS AND SHAREHOLDERS DRIVING ASSET-LIGHT GROWTH

 Structured for Agility Digital Global Communications Global Contact Centers World Of Hyatt & Consumer Insights 7 Groups 1 Guest-centric Team Global Sales, Revenue Management & Distribution Strategy Global Brands Wellbeing Structured for Agility - One Commercial Services Team DRIVING ASSET-LIGHT GROWTH

STRENGTHENING differentiation RESPONDING to member, customer & owner feedback A Strategy Centered on Listening DRIVING ASSET-LIGHT GROWTH

Winning Guest and Customer Preference Through True Points of Difference Strong Brand Portfolio Wellbeing At Hyatt Digital Evolution Advancing Loyalty Park Hyatt Aviara Andaz Maui Exhale Flat Iron Exhale Flat Iron Exhale Flat Iron Miraval Tucson Alila Seminyak DRIVING ASSET-LIGHT GROWTH

THE CONFIDANTE 6 Strong brand portfolio HYATT CENTRIC GUATEMALA CITY PARK HYATT GUANGZHOU DRIVING ASSET-LIGHT GROWTH

Our Portfolio TIMELESS PORTFOLIO Rooted in tradition INDEPENDENT COLLECTIONS One-of-a-kind BOUNDLESS PORTFOLIO Reflective of today’s culture DRIVING ASSET-LIGHT GROWTH

Our Brands TIMELESS PORTFOLIO BOUNDLESS PORTFOLIO INDEPENDENT PORTFOLIO DRIVING ASSET-LIGHT GROWTH

MIRAVAL TUCSON

ALILA SEMINYAK

MIRAVAL AUSTIN

EXHALE

WELLBEING AT HYATT

DRIVING ASSET-LIGHT **GROWTH**
45

Learning From and Scaling the Exemplary   DRIVING ASSET-LIGHT GROWTH

Incorporating Wellbeing Across the Organization  Park Hyatt Aviara Resort, Golf Club & Spa Surfing with Executive Chef Pierre Albaladejo Andrea Rush Exclusive Hike and Yoga Among the Redwoods Wellbeing-focused Meeting Planning DRIVING ASSET-LIGHT GROWTH

6 Digital Evolution ANDAZ MAUI AT WAILEA RESORT ANDAZ LONDON LIVERPOOL STREET DRIVING ASSET-LIGHT GROWTH

Investing to Double our Digital Channel Mix by 2021 Our investments Personalized experience Our expected results Intuitive interface gives members more control over their stay Understands member preferences trip to trip, delivering timely and personalized content  Double our digital channel mix expected by 2021 Excites guests for their current stay and inspires them for their next stay with intuitive suggestions Brings brand to life through genuine, guest-generated imagery Improve our direct bookings as percent of total revenue Generates hyper-relevant offers tailored to guest interests  Unites guest experience across mobile, web and on-property Reduce reliance on OTAs Redesigned World of Hyatt app Re-imagined Hyatt.com Enhanced Back-end Technology DRIVING ASSET-LIGHT GROWTH

Flexibility to schedule the entire stay Streaming experiences to help maintain daily routine Content and offers based on member likes and brand experiences Two-way chat and immediate in-stay feedback Our App - Changing How Members Travel DRIVING ASSET-LIGHT GROWTH

Editorial-inspired property exploration Immersive visual storytelling of destination and brand Brand-focused Personalized and curated content and offers Evolving Hyatt.com to Grow Digital Commerce DRIVING ASSET-LIGHT GROWTH

6 Advancing Loyalty HYATT REGENCY CHONGQING ANDAZ LONDON LIVERPOOL STREET 53 DRIVING ASSET-LIGHT GROWTH

World of Hyatt – Built on Our Purpose of Care and Competitive Differentiation EXPLORIST GLOBALIST MEMBER DISCOVERIST 30 Tier-Qualifying Nights or 50,000 Base Points or 10 Qualifying Meetings 60 Tier-Qualifying Nights or 100,000 Base Points or 20 Qualifying Meetings Guest of Honor Confirmed suite upgrades at time of booking Flexibility of choice Valued benefits Program offers unique rewards and provides choice in benefits 10 Tier-Qualifying Nights or 25,000 Base Points or 3 Qualifying Meetings Entry level upon enrollment Use points for free nights Exclusive member-only offers Sapphire with M life Rewards DRIVING ASSET-LIGHT GROWTH

Wellbeing experiences across food, fitness and adventure Authentic and local culture Increased earning on experience spend Dual currency earning Elite recognition tier reciprocity and cross benefits 4X Bonus Points for spend at Hyatt 2X Bonus Points on fitness club and gym memberships = unique for the category 2X Bonus Points on transit Free nights for having and spending on the card Elite status via card spend 165+ SLH properties integrated primarily in Europe 14 new countries added to Hyatt’s distribution Italy is the country with the most bookings Listening Leads to Program Evolution DRIVING ASSET-LIGHT GROWTH

185 new cities 360 additional hotels 2017 à 2019 Program Reach Expands Through Asset-Light Growth DRIVING ASSET-LIGHT GROWTH The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

Data as of 12/31/2018. Active members defined as all members with point earning or redemption activity in past 24 months ending December 2018. We are Seeing Strong Results +22% Active Members are Growing 2018 growth rate New Members are Growing 2018 growth rate +47% 2017 2018 More likely to return YOY than non-members +31% More stays in a year than non-members +59% Average spend more per stay than non-members +29% Higher ADR than non-members +10% Spend More Stay More We are Seeing Strong Results World of Hyatt Penetration 2017 2018 DRIVING ASSET-LIGHT GROWTH

“When I go into the hotel they know that I’m a meeting planner, and in my case what I like to eat, drink and what newspapers I like to read, and essentially, I feel like I’m special. For me this translates to our customers feeling comfortable when they stay at Hyatt.” BRIAN STEVENS, CEO The new World of Hyatt Credit Card launches today, a new rewards card from Chase and Hyatt that’s a genuine improvement on the hotel brand’s previous offering. The updated card earns users more of Hyatt purchases than ever before, adds two new bonus categories (meaning you rack up points faster) and lets World of Hyatt members earn status based on everyday spending, something that wasn’t previously possible. Bottom line: If you stay at Hyatt hotels with any frequency, you should seriously consider it. Hyatt’s move appears to be targeted at bringing more perks to lower-tier customers and making the benefits of its program attainable to a wider audience. Many travelers may see Hyatt’s new Milestone Rewards as just enough incentive to defect away from Marriott. Starwood has generally been regarded as the most popular hotel rewards program, boosting Marriott’s when it acquired the company and its various brands. But Hyatt is angling for prominence with a new alliance launching today linking its World of Hyatt program with the group Small Luxury Hotels of the World. And Our Industry is Taking Note DRIVING ASSET-LIGHT GROWTH

Exhale Flat Iron Exhale Flat Iron Exhale Flat Iron Miraval Tucson Alila Seminyak Park Hyatt Aviara Andaz Maui Strong Brand Portfolio Wellbeing at Hyatt Digital Evolution Advancing Loyalty Winning Guest and Customer Preference Through True Points of Difference DRIVING ASSET-LIGHT GROWTH

ANDAZ COSTA RICA RESORT AT PENINSULA PAPAGAYO DRIVING ASSET-LIGHT GROWTH

ANDAZ AMSTERDAM PRINSENGRACHT TRANSFORMING THE EARNINGS PROFILE JOAN BOTTARINI Chief Financial Officer DRIVING ASSET-LIGHT GROWTH

Adjusted EBITDA† before transactions & foreign exchange +12.6% Strong Finish to 2018 System-wide RevPAR in constant currency Net Rooms Growth Management, Franchise & Other Fees +3.1% +10.7% +7.2% (incl. Two Roads) +13.6% Shareholder Returns +$ 1.0 Billion Net Income $ 769 Million Full details of the Company’s 2018 results are provided in Hyatt’s 4Q18 earnings release dated February 13, 2019. DRIVING ASSET-LIGHT GROWTH

Double-Digit Fee Growth

Managed & Franchised Rooms Excluding Two Roads[1]


~7.9% CAGR
91,415
181,415
2009
2018

Total Management & Franchise Fees[2]

$ millions


~10.6% CAGR
$ 223
$ 552
2009
2018

[1]Managed & Franchised rooms do not include owned & leased portfolio, vacation ownership, residential, branded spas and fitness studios, approximately 1,500 condominium units, and 11,958 Two Roads rooms.

[2]Reflects third-party Managed & Franchise and Other fees, as reported in our consolidated financial statements.

DRIVING ASSET-LIGHT GROWTH
62

Adjusted EBITDA† Growth of ~13%



$ 792M
$ (102)M
$ 690M
+3.0%
+3.0%
+5.0%
+2.0%
$ 777M
~13%
2017 Actuals (as reported)
2018
2017 (including adjustments)
Comparable RevPAR
NRG
Comparable RevPAR
SG&A Leverage
2018 Actuals (as reported)
Transactions and FX¹
Managed & Franchised
Owned & Leased

[1] 2018 includes Owned & Leased Segment transaction impacts of $(101) million and FX impact of $(1.0) million. Please refer to Appendix for reconciliations.
Managed & Franchised consists of Americas, EAME/SWA and ASPAC reportable management & franchising segments. Owned & Leased reflects the Owned & Leased segment. NRG reflects "Net Rooms Growth" and Comparable RevPAR reflects Hyatt's system-wide hotels. Results for 2017 have been restated to reflect the new revenue recognition standard that went into effect in 2018.

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63

Our 2019 Outlook Is Solid System-wide RevPAR in constant currency Net Rooms Growth +1.0% to 3.0% +7.0% to 7.5% Adjusted EBITDA† $ 780 to $ 800M Shareholder Returns ~$ 300 Million The Company’s 2019 outlook is provided in Hyatt’s 4Q18 earnings release dated February 13, 2019. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. DRIVING ASSET-LIGHT GROWTH

2019 Investments Exceed Run-Rate 1 Adjusted selling, general, and administrative expenses are expected to be approximately $345 million. This excludes approximately $35 million of stock-based compensation expense and any potential impact related to benefit programs funded through rabbi trusts. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Adjusted SG&A† Capital Expenditures ~$ 345M1 ~$ 375M DRIVING ASSET-LIGHT GROWTH

2019 Global Net Rooms Growth Outlook Americas +4.0%-5.0% EAME / SW Asia +16.0%-18.0% ASPAC +9.0%-11.0% Full-Year 2019 Guidance Range: +7.0% to 7.5% The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. DRIVING ASSET-LIGHT GROWTH

Adjusted EBITDA† Growth From 2017 to 2019F is Expected to Be ~10%

HYATT®



~10% CAGR | 2017-2019F
$792M
$ (102)M
$ (33)M
$657M
+2.0%
+3.5%
+3.5%
+1.0%
$790M
2017 Actuals (as reported)
2018
2019
2017 (including adjustments)
Comparable RevPAR
NRG
Comparable RevPAR
SG&A Leverage
2019 Guidance Midpoint
Transactions & FX¹
Managed & Franchised
Owned & Leased

[1]2018 includes Owned & Leased Segment transaction impacts of $(101) million and FX impact of $(1.0) million. 2019 Includes the estimated mid-point of Owned & Leased Segment transaction impact of $(28) million and FX impact of $(5.0) million. Please refer to Appendix for reconciliations.

Managed & Franchised consists of Americas, EAME/SWA and ASPAC reportable management & franchising segments. Owned & Leased reflects the Owned & Leased segment. Net rooms growth (NRG) excludes the acquisition of Two Roads. RevPAR figures are based on comparable system-wide RevPAR guidance as provided in Hyatt's 4Q18 earnings release dated February 13, 2019. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

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Long-Term Earnings Growth Model is Refined

HYATT

Illustrative Adjusted EBITDA† Growth 2019-2021F

In percentage points of Total Adjusted EBITDA†

	Managed & Franchised	Owned & Leased
+1% to 3% RevPAR Growth	~1% to 2%	~0% to 3%
+6.5% to 7.5% Net Rooms Growth[1]	~3% to 4%	-----
Subtotal	~4% to 6%	~0% to 3%
	~4% to 9%	
Adjusted SG&A† Leverage	~1%	
Estimated Total Adjusted EBITDA† Growth	~5% to 10%	

1 pt. of System-wide RevPAR Growth = Estimated Growth of $ 10M – $ 15M in Total Adjusted EBITDA†

Model does not reflect impact of foreign currency translation, and any additional asset dispositions and/or transactions beyond what has been announced as of this date. M&F segments consist of the Americas, EAME/SWA and ASPAC reportable management & franchising segments. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

[1]Reflects estimated stabilized earnings contribution.

DRIVING ASSET-LIGHT GROWTH

68

Monetize higher EBITDA multiple assets Provide funds for future growth investments / shareholder returns Accelerate towards greater fee-based earnings Our Stated Capital Strategy November 2017 1 2 3 DRIVING ASSET-LIGHT GROWTH

1

Monetize higher EBITDA† multiple assets

Sold Over $ 1.1B of $ 1.5B Commitment

Permanent Sell-Down Progress to Date
Since November 2017 | $ millions, pre-tax

Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch Royal Palms Resort and Spa, part of The Unbound Collection by Hyatt	4Q17	~$ 305
Grand Hyatt San Francisco Andaz Maui at Wailea Resort	1Q18	~$ 800
Undeveloped land for Park Hyatt Mexico City	3Q18	~$ 40

~16.5x EBITDA† Multiple[1]

TOTAL $ 1.145B to Date

[1]The Company's multiples are based on forward annual EBITDA estimates.

DRIVING ASSET-LIGHT GROWTH
70

Monetize higher EBITDA multiple assets Provide funds for future growth investments / shareholder returns Accelerate towards greater fee-based earnings Our Stated Capital Strategy November 2017 1 2 3 DRIVING ASSET-LIGHT GROWTH

Provide funds for future growth investments / shareholder returns 2 Expect Stabilized EBITDA† multiple ~12x by 2021 Added 65 hotel management and franchise agreements Added 10 condominium properties Added roughly 5,000 rooms to pipeline Acquired Two Roads Hospitality The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. DRIVING ASSET-LIGHT GROWTH

Provide funds for future growth investments / shareholder returns 2018 Initial Total shareholder return guidance $ 300M > $ 800M Permanent sell-down disposition proceeds (pre-tax) ~ $ (400M) Acquisition of Two Roads ~ $ 300M Asset recycling proceeds (net, pre-tax) 2018 Total shareholder return – repurchases and dividends > $ 1.0B 2 DRIVING ASSET-LIGHT GROWTH

Asset recycling activity in 2018

Dispositions Under Recycling in 2018 | $ millions, pre-tax		
Hyatt Regency Coconut Point Resort and Spa	1Q18	~$ 200
Hyatt Regency Mexico City	3Q18	~$ 365
Total dispositions as part of recycling program		~$ 565
Average estimated forward EBITDA† multiple		**~13.0x**

Acquisitions Under Recycling in 2018 | $ millions, pre-tax		
Hyatt Regency Phoenix	3Q18	~$ 140
Hyatt Regency Indian Wells Resort & Spa	3Q18	~$ 120
Total acquisitions as part of recycling program		~$ 260
Average estimated forward EBITDA† multiple		**~12.4x**

The Company's multiples are based on forward annual EBITDA estimates.

Net Proceeds TOTAL ~ $ 300M

HYATT CENTRIC TIMES SQUARE

DRIVING ASSET-LIGHT GROWTH

74

Record Returns to Shareholders in 2018 Total Shareholder Returns $ Millions Returned Over $ 1.0B in 2018 CASH DIVIDEND Initiated quarterly cash dividend of $ 0.15/share in 1Q18 Increased quarterly cash dividend to $ 0.19/share effective 1Q19 SHARE REPURCHASES Repurchased $ 966M of shares in 2018 Including 10.3M Class A shares; 2.4M Class B shares SHARES REPURCHASED CASH DIVIDENDS PAID DRIVING ASSET-LIGHT GROWTH

Monetize higher EBITDA multiple assets Provide funds for future growth investments/shareholder returns Accelerate towards greater fee-based earnings Our Stated Capital Strategy November 2017 1 2 3 DRIVING ASSET-LIGHT GROWTH

Accelerate towards greater fee-based earnings Adjusted EBITDA† by Business Mix M&F Contribution1 +600 bps M&F Contribution1 +1,000 bps Over 2 Years 3 Earnings composition percentages above exclude Corporate & Other and eliminations. Earnings for 2009 have not been restated to reflect the new revenue recognition standards that went into effect in 2018. 1M&F Contribution consists of Americas, EAME/SWA and ASPAC reportable management & franchising segments. O&L contribution reflects the Owned and Leased segment. DRIVING ASSET-LIGHT GROWTH

Monetize additional owned assets Provide funds for future growth investments / shareholder returns Accelerate towards greater fee-based earnings 1 2 3 Our Evolved Capital Strategy March 2019 DRIVING ASSET-LIGHT GROWTH

Monetize additional owned assets Recycling Proceeds Net Permanent Sell-Down $ 2.9B Total $ 1.5B $ 1.445B NOV 2017 – MAR 2019 MAR 2019 – MAR 2022 Gross Proceeds Gross Proceeds Gross Proceeds 1 NOV 2017 – MAR 2022 Permanent Sell-Down Proceeds $ 1.145B $ 0.3B The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. DRIVING ASSET-LIGHT GROWTH

Expanded commitment for $ 1.5B in gross dispositions Expanded $ 1.5B permanent sell-down commitment results in meaningful reduction in asset base Anticipate average EBITDA valuation multiple to approximate 13x-15x Estimated tax impact of approximately 15% on average Anticipated benefits of disposition activity include: Higher mix of fee-based earnings Lower earnings volatility Lower ongoing maintenance capex The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. DRIVING ASSET-LIGHT GROWTH

Monetize additional owned assets Provide funds for future growth investments / shareholder returns Accelerate towards greater fee-based earnings 1 2 3 DRIVING ASSET-LIGHT GROWTH Our Evolved Capital Strategy March 2019

Provide funds for future growth investments / shareholder returns 1. Seeking asset-light platforms to acquire 2. Share repurchases Re-investment Priorities Continue to OPTIMIZE resources to support our growth 2 DRIVING ASSET-LIGHT GROWTH

Monetize additional owned assets Provide funds for future growth investments / shareholder returns Accelerate towards greater fee-based earnings 1 2 3 Our Evolved Capital Strategy March 2019 DRIVING ASSET-LIGHT GROWTH

Adjusted EBITDA† by Business Mix Accelerate towards greater fee-based earnings 3 M&F Contribution1 +1,500 bps Ongoing shift +100-200bps per year as a result of growth in M&F segments Expected Outcomes 2023 + beyond Earnings composition percentages above exclude Corporate & Other and eliminations. Illustrative business mix in March 2022 assumes successful completion of $1.5 billion disposition plan and some level of reinvestment of disposition proceeds. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. 1M&F Contribution consists of Americas, EAME/SWA and ASPAC reportable management & franchising segments. DRIVING ASSET-LIGHT GROWTH

Transforming the earnings profile Accelerating earnings mix shift – monetizing owned assets Investing in asset-light platforms Returning cash to shareholders While... Delivering industry-leading net rooms growth Driving strong topline and margin expansion Investing in resources for growth Maintaining earnings base DRIVING ASSET-LIGHT GROWTH

PARK HYATT CHENNAI DRIVING ASSET-LIGHT GROWTH

Chairman’s Remarks Tom Pritzker Executive Chairman of the Board DRIVING ASSET-LIGHT GROWTH

DRIVING ASSET-LIGHT GROWTH HOTEL MARTINEZ

Appendix

Definitions Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (Adjusted EBITDA) and EBITDA We use the terms Adjusted EBITDA and EBITDA throughout this presentation. Adjusted EBITDA and EBITDA, as the Company defines them, are non-GAAP measures. We define consolidated Adjusted EBITDA as net income attributable to Hyatt Hotels Corporation plus its pro rata share of unconsolidated hospitality ventures Adjusted EBITDA based on its ownership percentage of each venture, adjusted to exclude the following items: • interest expense; • provision for income taxes; • depreciation and amortization; • amortization of management and franchise agreement assets constituting payments to customers (Contra revenue); • revenues for the reimbursement of costs incurred on behalf of managed and franchised properties; • costs incurred on behalf of managed and franchised properties; • equity earnings (losses) from unconsolidated hospitality ventures; • stock-based compensation expense; • gains (losses) on sales of real estate; • asset impairments; and • other income (loss), net Effective January 1, 2018, we made two modifications to our definition of Adjusted EBITDA with the implementation of ASU 2014-09 Revenue from Contracts with Customers. Our definition has been updated to exclude Contra revenue which was previously recognized as amortization expense. As this is strictly a matter of financial presentation, we have excluded Contra revenue in order to be consistent with our prior treatment and to reflect the way in which we manage our business. We have also excluded revenues for the reimbursement of costs incurred on behalf of managed and franchised properties and costs incurred on behalf of managed and franchised properties. These revenues and costs previously netted to zero within Adjusted EBITDA. Under ASU 2014-09, the recognition of certain revenue differs from the recognition of related costs, creating timing differences that would otherwise impact Adjusted EBITDA. We have not changed our management of these revenues or expenses, nor do we consider these timing differences to be reflective of our core operations. These changes reflect how our management evaluates each segment’s performance and also facilitate comparison with our competitors. We have applied this change to 2017 historical results to allow for comparability between the periods presented.

Definitions We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments and eliminations to corporate and other Adjusted EBITDA. Our board of directors and executive management team focus on Adjusted EBITDA as a key performance and compensation measure both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations both on a segment and on a consolidated basis. Our president and chief executive officer, who is our chief operating decision maker, also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in significant part, by assessing the Adjusted EBITDA of each segment. In addition, the compensation committee of our board of directors determines the annual variable compensation for certain members of our management based in part on consolidated Adjusted EBITDA, segment Adjusted EBITDA or some combination of both. We believe Adjusted EBITDA is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing operating performance and making compensation decisions. Adjusted EBITDA and EBITDA are not substitutes for net income attributable to Hyatt Hotels Corporation, net income, or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted EBITDA and EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income generated by our business. Our management compensates for these limitations by reference to its GAAP results and using Adjusted EBITDA supplementally. Adjusted EBITDA Margin We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenues excluding Contra revenue and revenues for the reimbursement of costs incurred on behalf of managed and franchised properties ("Adjusted revenues"). We believe Adjusted EBITDA margin is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing operating performance.

Definitions Adjusted Net Income Adjusted net income, as we define it, is a non-GAAP measure. We define Adjusted net income as net income attributable to Hyatt Hotels Corporation excluding special items, which are those items deemed not to be reflective of ongoing operations. We consider Adjusted net income to be an indicator of operating performance because excluding special items allows for period-over-period comparisons of our ongoing operations. Adjusted net income is not a substitute for net income attributable to Hyatt Hotels Corporation, net income, or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted net income. Although we believe that Adjusted net income can make an evaluation of our operating performance more consistent because it removes special items that are deemed not to be reflective of ongoing operations, other companies in our industry may define Adjusted net income differently than we do. As a result, it may be difficult to use Adjusted net income or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted net income should not be considered as a measure of the income generated by our business. Our management compensates for these limitations by reference to its GAAP results and using Adjusted net income supplementally. Adjusted Selling, General, and Administrative (SG&A) Expenses Adjusted SG&A expenses, as we define it, is a non-GAAP measure. Adjusted SG&A expenses exclude the impact of deferred compensation plans funded through rabbi trusts and stock-based compensation expense. Adjusted SG&A expenses assist us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations, both on a segment and consolidated basis. Comparable Owned and Leased Hotels Operating Margin We define comparable owned and leased hotels operating margin as the difference between comparable owned and leased hotels revenues and comparable owned and leased hotels expenses. Comparable owned and leased hotels revenues is calculated by removing non-comparable hotels revenues from owned and leased hotels revenues as reported in our consolidated statements of income. Comparable owned and leased hotels expenses is calculated by removing both non-comparable owned and leased hotels expenses and the impact of expenses funded through rabbi trusts from owned and leased hotels expenses as reported in our consolidated statements of income. We believe comparable owned and leased hotels operating margin is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing operating performance.

Definitions Comparable Hotels "Comparable system-wide hotels" represents all properties we manage or franchise (including owned and leased properties) and that are operated for the entirety of the periods being compared and that have not sustained substantial damage, business interruption or undergone large scale renovations during the periods being compared or for which comparable results are not available. We may use variations of comparable system-wide hotels to specifically refer to comparable system-wide Americas full service or select service hotels for those properties that we manage or franchise within the Americas management and franchising segment, comparable system-wide ASPAC full service or select service hotels for those properties that we manage or franchise within the ASPAC management and franchising segment, or comparable system-wide EAME/SW Asia full service or select service hotels for those properties that we manage or franchise within the EAME/SW Asia management and franchising segment. "Comparable owned and leased hotels" represents all properties we own or lease and that are operated and consolidated for the entirety of the periods being compared and have not sustained substantial damage, business interruption or undergone large scale renovations during the periods being compared or for which comparable results are not available. Comparable system-wide hotels and comparable owned and leased hotels are commonly used as a basis of measurement in our industry. "Non-comparable system-wide hotels" or "non-comparable owned and leased hotels" represent all hotels that do not meet the respective definition of "comparable" as defined above. Constant Dollar Currency We report the results of our operations both on an as reported basis, as well as on a constant dollar basis. Constant dollar currency, which is a non-GAAP measure, excludes the effects of movements in foreign currency exchange rates between comparative periods. We believe constant dollar analysis provides valuable information regarding our results as it removes currency fluctuations from our operating results. We calculate constant dollar currency by restating prior-period local currency financial results at the current period’s exchange rates. These restated amounts are then compared to our current period reported amounts to provide operationally driven variances in our results.

Definitions Revenue per Available Room (RevPAR) RevPAR is the product of the average daily rate (ADR) and the average daily occupancy percentage. RevPAR does not include non-room revenues, which consist of ancillary revenues generated by a hotel property, such as food and beverage, parking, and other guest service revenues. Our management uses RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. RevPAR is a commonly used performance measure in our industry. RevPAR changes that are driven predominantly by changes in occupancy have different implications for overall revenue levels and incremental profitability than do changes that are driven predominantly by changes in average room rates. For example, increases in occupancy at a hotel would lead to increases in room revenues and additional variable operating costs (including housekeeping services, utilities and room amenity costs), and could also result in increased ancillary revenues (including food and beverage). In contrast, changes in average room rates typically have a greater impact on margins and profitability as average room rate changes result in minimal impacts to variable operating costs. RevPAR Index RevPAR index, as defined by Smith Travel Research, is calculated as hotel RevPAR divided by competitive set RevPAR, multiplied by 100. Average Daily Rate (ADR) ADR represents hotel room revenues, divided by the total number of rooms sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in our industry, and we use ADR to assess the pricing levels that we are able to generate by customer group, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described above. Occupancy Occupancy represents the total number of rooms sold divided by the total number of rooms available at a hotel or group of hotels. Occupancy measures the utilization of a hotel's available capacity. We use occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help us determine achievable ADR levels as demand for hotel rooms increases or decreases.

Reconciliation of Non-GAAP to GAAP Financial Measures Net Income, EBITDAƗ, Adjusted EBITDAƗ ($ in millions)

Non-GAAP Financial Measure Net Income, EBITDAƗ, and Adjusted EBITDAƗ ($ in millions) No additional disposition of acquisition activity beyond what has been completed as of the date of this presentation has been included in the forecast. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

Year-over-Year Net Impact of Portfolio Changes to HHC Adjusted EBITDA† 2017 v. 2018 ($ in millions) Hyatt Hotels Corporation Year-over-Year Net Impact of Portfolio Changes to HHC Adjusted EBITDA ($ in millions) 2Q18 3Q18 4Q18 Full-Year Property Rooms Transaction / Opening Date Dispositions Owned and Leased Hyatt Regency Grand Cypress 815 2Q17 -3.9956249499999998 0 0 Hyatt Regency Louisville 393 2Q17 -2.4752913999999997 0 0 Royal Palms Resort and Spa, part of The Unbound Collection by Hyatt 394 4Q17 -1.0463865299999999 1.0259907999999991 3.2340699999997015E-3 Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch 493 4Q17 -5.37460425 -0.81207042000000207 -5.1749130000000296E-2 Hyatt Regency Monterey Hotel & Spa on Del Monte Golf Course 550 4Q17 -2.9344504100000002 -4.4701025699999999 -0.91190853000000005 Andaz Maui at Wailea Resort 301 1Q18 -4.7989520200000015 -4.2197931200000003 -5.1433261199999993 Grand Hyatt San Francisco 668 1Q18 -4.6550419700000001 -4.3402372400000004 -2.24080469 Hyatt Regency Coconut Point Resort and Spa 454 1Q18 -4.0078082899999998 -5.5076490199999997 -3.2964829399999993 Grand Hyatt Berlin 342 1Q18 -1.1455982806733468E-2 -1.3907628034278299E-2 -0.139010169136667 Hyatt Regency Mexico City 755 3Q18 0 5.140894660727028E-2 -7.6835409422476895 Hyatt House Irvine / John Wayne Airport 149 4Q18 0 0 0.44814867000000008 Joint Venture Hyatt Place Phoenix / Gilbert 127 1Q17 0 0 0 Playa Hotels & Resorts (six all inclusive hotels) 2401 1Q17 0 0 0 Hyatt Place Minneapolis / Eden Prairie 126 4Q17 -0.14102466226666602 -0.14207151764000001 -3.5188307320000001E-2 Hyatt Place Washington DC - West End / M Street 168 4Q17 -0.50327277000000004 -0.32030921999999995 -0.24680306640000002 Hyatt at the Bellevue 168 1Q18 -1.2560333600000002 -0.62721969999999905 -1.0552383725000001 Hyatt House Boston / Waltham 135 2Q18 -0.13845655389988987 -0.49124152244257896 -9.4750948330751691E-2 Hyatt Place São José do Rio Preto 152 2Q18 5.7229303227304212E-2 -0.31636038350669998 0.25631309331128999 Hyatt Place Macaé 141 2Q18 0.15524775922857889 0.12426055124554999 0.123057663702515 Hyatt Place Fair Lawn / Paramus 143 3Q18 0 -4.4759346073332013E-2 -0.131856858413334 Hyatt Place La Paz 151 3Q18 0 4.1094248669685E-3 -7.3476761725055698E-2 Hyatt Place Ciudad del Carmen 140 3Q18 0 4.1113155437953408E-2 8.4789855321035293E-2 Hyatt Place San Juan / City Center 149 3Q18 0 0.11558330335 -0.68610871499999992 Hyatt Regency Minneapolis 645 4Q18 0 0 -1.3168440299999999 Year-over-Year Net Impact of Dispositions to HHC Adjusted EBITDA -31.125926086517403 -19.943255506189146 -22.191546228738648 -,107.88763887432617 Openings and Acquisitions Owned and Leased Hyatt House Irvine / John Wayne Airport 149 4Q17 0.54579650999999996 0.94097101999999999 0 Hyatt Place São José do Rio Preto 152 2Q18 -2.0072519880576099E-2 1.4073895270795399E-2 -0.34521222859063805 Hyatt Place Macaé 141 2Q18 -0.18521428179809399 -0.132458319994222 -0.32696850291295199 Hyatt Regency Phoenix 693 3Q18 0 0.18616857000000001 3.09600835 Hyatt Regency Indian Wells Resort & Spa 530 3Q18 0 -0.50172401 2.2972156099999999 Joint Venture Hyatt Regency Andares Guadalajara 257 1Q17 0 0 0 Hyatt Place Macaé 141 1Q18 0 0 0 Hyatt Place Glendale / Los Angeles 179 3Q18 0 0.14374539855883481 0.51216709764617796 Hyatt House Nashville / Vanderbilt 201 4Q18 0 0 -0.12867706197000001 Hyatt Regency Bali 363 4Q18 0 0 0 Year-over-Year Net Impact of Acquisitions and Openings to HHC Adjusted EBITDA 0.34050970832132987 0.65077655383540822 5.1045332641725869 7.0028899296084148 Foreign Exchange Net Impact to HHC Adjusted EBITDA -1 Year-over-Year Net Impact of Dispositions, Acquisitions, and Openings to HHC Adjusted EBITDA -30.785416378196071 -19.29247895235374 -17.08701296456606 -,102

Year-over-Year Net Impact of Portfolio Changes to HHC Adjusted EBITDA† 2017 v. 2018 ($ in millions) Hyatt Hotels Corporation Year-over-Year Net Impact of Portfolio Changes to HHC Adjusted EBITDA ($ in millions) 2Q18 3Q18 4Q18 Full-Year Property Rooms Transaction / Opening Date Dispositions Owned and Leased Hyatt Regency Grand Cypress 815 2Q17 -3.9956249499999998 0 0 Hyatt Regency Louisville 393 2Q17 -2.4752913999999997 0 0 Royal Palms Resort and Spa, part of The Unbound Collection by Hyatt 394 4Q17 -1.0463865299999999 1.0259907999999991 3.2340699999997015E-3 Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch 493 4Q17 -5.37460425 -0.81207042000000207 -5.1749130000000296E-2 Hyatt Regency Monterey Hotel & Spa on Del Monte Golf Course 550 4Q17 -2.9344504100000002 -4.4701025699999999 -0.91190853000000005 Andaz Maui at Wailea Resort 301 1Q18 -4.7989520200000015 -4.2197931200000003 -5.1433261199999993 Grand Hyatt San Francisco 668 1Q18 -4.6550419700000001 -4.3402372400000004 -2.24080469 Hyatt Regency Coconut Point Resort and Spa 454 1Q18 -4.0078082899999998 -5.5076490199999997 -3.2964829399999993 Grand Hyatt Berlin 342 1Q18 -1.1455982806733468E-2 -1.3907628034278299E-2 -0.139010169136667 Hyatt Regency Mexico City 755 3Q18 0 5.140894660727028E-2 -7.6835409422476895 Hyatt House Irvine / John Wayne Airport 149 4Q18 0 0 0.44814867000000008 Joint Venture Hyatt Place Phoenix / Gilbert 127 1Q17 0 0 0 Playa Hotels & Resorts (six all inclusive hotels) 2401 1Q17 0 0 0 Hyatt Place Minneapolis / Eden Prairie 126 4Q17 -0.14102466226666602 -0.14207151764000001 -3.5188307320000001E-2 Hyatt Place Washington DC - West End / M Street 168 4Q17 -0.50327277000000004 -0.32030921999999995 -0.24680306640000002 Hyatt at the Bellevue 168 1Q18 -1.2560333600000002 -0.62721969999999905 -1.0552383725000001 Hyatt House Boston / Waltham 135 2Q18 -0.13845655389988987 -0.49124152244257896 -9.4750948330751691E-2 Hyatt Place São José do Rio Preto 152 2Q18 5.7229303227304212E-2 -0.31636038350669998 0.25631309331128999 Hyatt Place Macaé 141 2Q18 0.15524775922857889 0.12426055124554999 0.123057663702515 Hyatt Place Fair Lawn / Paramus 143 3Q18 0 -4.4759346073332013E-2 -0.131856858413334 Hyatt Place La Paz 151 3Q18 0 4.1094248669685E-3 -7.3476761725055698E-2 Hyatt Place Ciudad del Carmen 140 3Q18 0 4.1113155437953408E-2 8.4789855321035293E-2 Hyatt Place San Juan / City Center 149 3Q18 0 0.11558330335 -0.68610871499999992 Hyatt Regency Minneapolis 645 4Q18 0 0 -1.3168440299999999 Year-over-Year Net Impact of Dispositions to HHC Adjusted EBITDA -31.125926086517403 -19.943255506189146 -22.191546228738648 -,107.88763887432617 Acquisitions or Openings Owned and Leased Hyatt House Irvine / John Wayne Airport 149 4Q17 0.54579650999999996 0.94097101999999999 0 Hyatt Place São José do Rio Preto 152 2Q18 -2.0072519880576099E-2 1.4073895270795399E-2 -0.34521222859063805 Hyatt Place Macaé 141 2Q18 -0.18521428179809399 -0.132458319994222 -0.32696850291295199 Hyatt Regency Phoenix 693 3Q18 0 0.18616857000000001 3.09600835 Hyatt Regency Indian Wells Resort & Spa 530 3Q18 0 -0.50172401 2.2972156099999999 Joint Venture Hyatt Regency Andares Guadalajara 257 1Q17 0 0 0 Hyatt Place Macaé 141 1Q18 0 0 0 Hyatt Place Glendale / Los Angeles 179 3Q18 0 0.14374539855883481 0.51216709764617796 Hyatt House Nashville / Vanderbilt 201 4Q18 0 0 -0.12867706197000001 Hyatt Regency Bali 363 4Q18 0 0 0 Year-over-Year Net Impact of Acquisitions and Openings to HHC Adjusted EBITDA 0.34050970832132987 0.65077655383540822 5.1045332641725869 7.0028899296084148 Foreign Exchange Net Impact to HHC Adjusted EBITDA -1 Year-over-Year Net Impact of Dispositions, Acquisitions, and Openings to HHC Adjusted EBITDA -30.785416378196071 -19.29247895235374 -17.08701296456606 -,102

Year-over-Year Net Impact of Portfolio Changes to HHC Adjusted EBITDA† 2018 v. 2019E ($ in millions) Hyatt Hotels Corporation Year-over-Year Net Impact of Portfolio Changes to HHC Adjusted EBITDA 2018 v. 2019E ($ in millions) Full-Year Property Rooms Transaction / Opening Date Dispositions Owned and Leased Andaz Maui at Wailea Resort 301 1Q18 Grand Hyatt San Francisco 668 1Q18 Hyatt Regency Coconut Point Resort and Spa 454 1Q18 Grand Hyatt Berlin 342 1Q18 Hyatt Regency Mexico City 755 3Q18 Hyatt House Irvine / John Wayne Airport 149 4Q18 Joint Venture The Bellevue Hotel 172 1Q18 Hyatt House Boston / Waltham 135 2Q18 Hyatt Place São José do Rio Preto 152 2Q18 Hyatt Place Macaé 141 2Q18 Hyatt Place Fair Lawn / Paramus 143 3Q18 Hyatt Place La Paz 151 3Q18 Hyatt Place Ciudad del Carmen 140 3Q18 Hyatt Place San Juan / City Center 149 3Q18 Hyatt Regency Minneapolis 645 4Q18 Year-over-Year Net Impact of Dispositions to HHC Adjusted EBITDA (45) to (50) Openings and Acquisitions Owned and Leased Hyatt Place São José do Rio Preto 152 2Q18 Hyatt Place Macaé 141 2Q18 Hyatt Regency Phoenix 693 3Q18 Hyatt Regency Indian Wells Resort & Spa 530 3Q18 Future Openings Joint Venture Hyatt Place Macaé 141 1Q18 Hyatt Place Glendale / Los Angeles 179 3Q18 Hyatt House Nashville at Vanderbilt 201 4Q18 Hyatt Regency Bali 363 4Q18 Future Openings Year-over-Year Net Impact of Acquisitions and Openings to HHC Adjusted EBITDA 16 to 22 Foreign Exchange Net Impact to HHC Adjusted EBITDA (2) to (7) Year-over-Year Net Impact of Dispositions, Acquisitions, Openings, and Foreign Exchange to HHC Adjusted EBITDA (31) to (35)

Year-over-Year Net Impact of Portfolio Changes to HHC Adjusted EBITDA† 2018 v. 2019E ($ in millions) Hyatt Hotels Corporation Year-over-Year Net Impact of Portfolio Changes to HHC Adjusted EBITDA 2018 v. 2019E ($ in millions) Full-Year Property Rooms Transaction / Opening Date Dispositions Owned and Leased Andaz Maui at Wailea Resort 301 1Q18 Grand Hyatt San Francisco 668 1Q18 Hyatt Regency Coconut Point Resort and Spa 454 1Q18 Grand Hyatt Berlin 342 1Q18 Hyatt Regency Mexico City 755 3Q18 Hyatt House Irvine / John Wayne Airport 149 4Q18 Joint Venture The Bellevue Hotel 172 1Q18 Hyatt House Boston / Waltham 135 2Q18 Hyatt Place São José do Rio Preto 152 2Q18 Hyatt Place Macaé 141 2Q18 Hyatt Place Fair Lawn / Paramus 143 3Q18 Hyatt Place La Paz 151 3Q18 Hyatt Place Ciudad del Carmen 140 3Q18 Hyatt Place San Juan / City Center 149 3Q18 Hyatt Regency Minneapolis 645 4Q18 Year-over-Year Net Impact of Dispositions to HHC Adjusted EBITDA (45) to (50) Acquisitions or Openings Owned and Leased Hyatt Place São José do Rio Preto 152 2Q18 Hyatt Place Macaé 141 2Q18 Hyatt Regency Phoenix 693 3Q18 Hyatt Regency Indian Wells Resort & Spa 530 3Q18 Future Openings Joint Venture Hyatt Place Macaé 141 1Q18 Hyatt Place Glendale / Los Angeles 179 3Q18 Hyatt House Nashville at Vanderbilt 201 4Q18 Hyatt Regency Bali 363 4Q18 Future Openings Year-over-Year Net Impact of Acquisitions and Openings to HHC Adjusted EBITDA 16 to 22 Foreign Exchange Net Impact to HHC Adjusted EBITDA (2) to (7) Year-over-Year Net Impact of Dispositions, Acquisitions, Openings, and Foreign Exchange to HHC Adjusted EBITDA (31) to (35)

DRIVING ASSET-LIGHT GROWTH HOTEL MARTINEZ